                                                                 EXHIBIT 10.16.4

                                FOURTH AMENDMENT


                FOURTH AMENDMENT, dated as of November 10, 1999 (this "Amendment"), to and of the Amended and Restated Credit and Participation Agreement, dated as of November 14, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LORAL SPACECOM CORPORATION (the "Borrower"), SPACE SYSTEMS/LORAL, INC. ("SS/L"), the Banks from time to time parties thereto (the "Banks"), ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. ("San Paolo"), individually and as selling bank (in such capacity, the "Selling Bank"), BANK OF AMERICA, N.A. ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank, THE CHASE MANHATTAN BANK, as syndication agent and NATIONSBANK OF TEXAS, N.A., as documentation agent.


                              W I T N E S S E T H :

                WHEREAS, the Credit Agreement provides for the issuance of Additional Letters of Credit from time to time during the period ending November 14, 1999 (the "Additional Letters of Credit Termination Date") on terms and conditions set forth in the Credit Agreement; and

                WHEREAS, the Borrower has requested that the Credit Agreement be amended to extend the Additional Letters of Credit Termination Date on the terms set forth herein; and

                WHEREAS, the Additional Letters of Credit Banks and the Required Banks are willing to agree to such amendment upon terms and subject to the conditions set forth below; and

                WHEREAS, the Borrower has requested that the Credit Agreement be amended to extend the Export Maturity Date on the terms set forth herein; and

                WHEREAS, the Selling Bank and the Required Banks are willing to agree to such amendment upon terms and subject to conditions set forth below;

                NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein (including the recitals hereto) as therein defined.

                Section 2. Amendment of Subsection 1.1(Definitions). Subsection
1.1 of the Credit Agreement is hereby amended as follows:

                (a) by adding the following new defined terms in proper alphabetical order:

                        "'Additional Letters of Credit Commitment Period': the period from and including the Closing Date to but not including the Additional Letters of Credit Termination Date or such earlier date on which the Additional Letters of Credit Commitments shall terminate as provided herein."

                        "'Additional Letters of Credit Termination Date':
        December 31, 2000, or such earlier date as the Additional Letters of Credit Commitments shall terminate as provided herein."

                (b) by deleting the defined term "Export Maturity Date" and substituting in lieu thereof the following new defined term in proper alphabetical order:

                        "'Export Maturity Date': December 31, 1999."

                Section 3. Amendment of Subsection 2.1(d) (Commitments) . Subsection 2.1(d) of the Credit Agreement is hereby amended by deleting the phrase "period ending November 14, 1999" from the third line thereof and substituting in lieu thereof the phrase "Additional Letters of Credit Commitment Period".

                Section 4. Amendment of Subsection 4.1(b) (Issuance of Syndicated Letters of Credit) . Subsection 4.1(b) of the Credit Agreement is hereby amended by deleting such subsection 4.1(b) in its entirety and substituting in lieu thereof the following:

                        "(b) Each Standby L/C, Performance Letter of Credit and Commercial L/C issued hereunder shall, among other things, (i) be in such form requested by the Borrower from the Issuing Bank as shall be acceptable to the Issuing Bank in its sole discretion and (ii) have an expiry date occurring not later than the fifth Business Day preceding the Revolving Credit Termination Date or the Additional Letters of Credit Termination Date, in the case of Additional Letters of Credit"

                Section 5. Amendment of Subsection 4.5(a) (Syndicated Letter of Credit Fees). Subsection 4.5(a) of the Credit Agreement is hereby amended by deleting "50%" in clause (i)(y) thereof and substituting in lieu thereof "75%".

                Section 6. Assignment and Acceptance. Effective immediately upon the execution of this Amendment by the Borrower, SS/L and the Required Banks (prior to giving effect to this Amendment), each Additional Letters of Credit Bank (prior to giving effect to this Amendment) hereby irrevocably sells and assigns to the Persons listed on Schedule I hereto without recourse to such Additional Letters of Credit Banks, and each such Person hereby irrevocably purchases and assumes from such Additional Letters of Credit Banks without recourse to such Additional Letters of Credit Banks, the Additional Letters of Credit Commitments such that, after giving effect thereto, the Additional Letters of Credit Commitments of the Banks shall be as set forth on such Schedule I. The provisions of Sections 6, 7, 8 and 9 of Exhibit B to the Credit Agreement are hereby incorporated herein matatis mutandis with respect to the assignment provided for in this Section 6.

                Section 7. Conditions Precedent. This Amendment (other than
Section 2(b) and Section 5 hereof) shall become effective as of the date (the "Amendment Effective Date") that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, SS/L, the Additional Letters of Credit Banks (after giving effect to Section 6) and the Required Banks. Section 2(b) of this Amendment shall become effective as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, SS/L, the Selling Bank and the Required Banks. Section 5 of this Amendment shall become effective as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, SS/L and the Required Banks.

                Section 8. Legal Obligation. The Borrower represents and warrants to each Bank that the Credit Agreement and this Amendment constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                Section 9. Continuing Effect. Except for the amendments expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

                Section 10. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute but one and the same instrument.

                               [SIGNATURES FOLLOW]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                              As to Amendment (other than Section
                              2(b) and Section 5):

                              LORAL SPACECOM CORPORATION


                              By:/s/Nicholas C. Moren
                                 ----------------------------------
                                 Title: Senior Vice President

                              SPACE SYSTEMS/LORAL, INC.


                              By:/s/Nicholas C. Moren
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Section 2(b) of Amendment:

                              LORAL SPACECOM CORPORATION


                              By:/s/Nicholas C. Moren
                                 ----------------------------------
                                 Title: Senior Vice President

                              SPACE SYSTEMS/LORAL, INC.


                              By:/s/Nicholas C. Moren
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Section 5 of Amendment:

                              LORAL SPACECOM CORPORATION


                              By:/s/Nicholas C. Moren
                                 ----------------------------------
                                 Title: Senior Vice President


                              SPACE SYSTEMS/LORAL, INC.


                              By:/s/Nicholas C. Moren
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              BANK OF AMERICA, N.A.,
                               as Administrative Agent, Issuing Bank
                               and a Bank


                              By:/s/Steve A. Aronowitz
                                 ----------------------------------
                                 Title: Managing Director


                              As to Section 2(b) of Amendment:

                              BANK OF AMERICA, N.A.,
                                as Administrative Agent, Issuing
                                Bank and a Bank

                              By:/s/Steve A. Aronowitz
                                 ----------------------------------
                                 Title: Managing Director

                              As to Section 5 of Amendment:

                              BANK OF AMERICA N.A.,
                                as Administrative Agent, Issuing
                                Bank and a Bank


                              By:/s/Steve A. Aronowitz
                                 ----------------------------------
                                 Title: Managing Director

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              SAN PAOLO IMI S.p.A.,
                                as Selling Bank and in its
                                individual capacity


                              By:
                                 ----------------------------------
                                 Title:


                              By:
                                 ----------------------------------
                                 Title:


                              As to Section 2(b) of Amendment:

                              SAN PAOLO IMI S.p.A.,
                                as Selling Bank and in its
                                individual capacity


                              By:/s/Luca Sacchi
                                 ----------------------------------
                                 Title:Vice President


                              By:/s/Carlo Tersico
                                 ----------------------------------
                                 Title: DGM

                              As to Section 5 of Amendment:

                              SAN PAOLO IMI S.p.A.,
                                as Selling Bank and in its
                                individual capacity


                              By:/s/Luca Sacchi
                                 ----------------------------------
                                 Title:Vice President


                              By:/s/Carlo Tersico
                                 ----------------------------------
                                 Title: DGM

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE CHASE MANHATTAN BANK


                              By:/s/The Chase Manhattan Bank
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              THE CHASE MANHATTAN BANK


                              By:/s/The Chase Manhattan Bank
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              THE CHASE MANHATTAN BANK


                              By:/s/The Chase Manhattan Bank
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) ans Section 5):

                              THE BANK OF NEW YORK


                              By:/s/The Bank of New York
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              THE BANK OF NEW YORK


                              By:/s/The Bank of New York
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              THE BANK OF NEW YORK


                              By:/s/The Bank of New York
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):


                              BARCLAYS BANK PLC


                              By:/s/L. Peter Yetman
                                 ----------------------------------
                                 Title: Director

                              As to Section 2(b) of Amendment:

                              BARCLAYS BANK PLC


                              By:/s/L. Peter Yetman
                                 ----------------------------------
                                 Title: Director

                              As to Section 5 of Amendment:


                              BARCLAYS BANK PLC


                              By:/s/L. Peter Yetman
                                 ----------------------------------
                                 Title: Director

                              As to Amendment (other than Section
                              2(b) and Section 5):


                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:/s/John P. Judge
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 2(b) of Amendment:


                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:/s/L. Peter Yetman
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 5 of Amendment:

                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:/s/L. Peter Yetman
                                 ----------------------------------
                                 Title: Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):


                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCHES


                              By:/s/Virginia Mahler Cosenza
                                 ----------------------------------
                                 Title: Vice President


                              By:/s/Joel Makowsky
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 2(b) of Amendment:

                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCHES


                              By:/s/Virginia Mahler Cosenza
                                 ----------------------------------
                                 Title: Vice President


                              By:/s/Joel Makowsky
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 5 of Amendment:


                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCHES


                              By:/s/Virginia Mahler Cosenza
                                 ----------------------------------
                                 Title: Vice President


                              By:/s/Joel Makowsky
                                 ----------------------------------
                                 Title: Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:/s/Takuya Honjo
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Section 2(b) of Amendment:

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:/s/Takuya Honjo
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Section 5 of Amendment:

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:/s/Takuya Honjo
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              MELLON BANK N.A.


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              MELLON BANK N.A.


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              MELLON BANK N.A.


                              By:
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE SANWA BANK, LIMITED,
                              NEW YORK BRANCH

                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              THE SANWA BANK, LIMITED,
                              NEW YORK BRANCH


                              By:/s/Stephen C. Small
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              THE SANWA BANK, LIMITED,
                              NEW YORK BRANCH


                              By:/s/Stephen C. Small
                                 ----------------------------------
                                 Title: Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              SOCIETE GENERALE


                              By:/s/Jose A. Moreno
                                 ----------------------------------
                                 Title:Director

                              As to Section 2(b) of Amendment:

                              SOCIETE GENERALE


                              By:/s/Jose A. Moreno
                                 ----------------------------------
                                 Title:Director

                              As to Section 5 of Amendment:

                              SOCIETE GENERALE


                              By:/s/Jose A. Moreno
                                 ----------------------------------
                                 Title:Director

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE SUMITOMO BANK LIMITED


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              THE SUMITOMO BANK LIMITED


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:


                              THE SUMITOMO BANK LIMITED


                              By:
                                 ----------------------------------
                                 Title:

                               As to Amendment (other than Section
                               2(b) and Section 5):

                              BANK OF MONTREAL


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              BANK OF MONTREAL


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              BANK OF MONTREAL


                              By:
                                 ----------------------------------

                              As to Amendment (other than Section 2
                              (b) and Section 5):

                              THE BANK OF NOVA SCOTIA


                              By:/s/J. Alan Edwards
                                 ----------------------------------
                                 Title: Authorized Signatory

                              As to Section 2(b) of Amendment:


                              THE BANK OF NOVA SCOTIA


                              By:/s/J. Alan Edwards
                                 ----------------------------------
                                 Title: Authorized Signatory

                              As to Section 5 of Amendment:

                              THE BANK OF NOVA SCOTIA


                              By:/s/J. Alan Edwards
                                 ----------------------------------
                                 Title: Authorized Signatory

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              BANQUE NATIONALE DE PARIS


                              By:/s/Sophie Revillard Kaufman
                                 ----------------------------------
                                 Title: Vice President


                              By:/s/Gwen Abbott
                                 ----------------------------------
                                 Title: Assistant Vice President

                              As to Section 2(b) of Amendment:

                              BANQUE NATIONALE DE PARIS


                              By:/s/Sophie Revillard Kaufman
                                 ----------------------------------
                                 Title: Vice President


                              By:/s/Gwen Abbott
                                 ----------------------------------
                                 Title: Assistant Vice President


                              As to Section 5 of Amendment:

                              BANQUE NATIONALE DE PARIS


                              By:/s/Sophie Revillard Kaufman
                                 ----------------------------------
                                 Title: Vice President


                              By:/s/Gwen Abbott
                                 ----------------------------------
                                 Title: Assistant Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              PARIBAS


                              By:
                                 ----------------------------------
                                 Title: Vice President


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              PARIBAS


                              By:
                                 ----------------------------------
                                 Title:


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              PARIBAS


                              By:
                                 ----------------------------------
                                 Title:


                              By:
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              BAYERISCHE LANDESBANK GIROZENTRALE
                              CAYMAN ISLANDS BRANCH


                              By:/s/Hereward Drummond
                                 ----------------------------------
                                 Title: Senior Vice President


                              By:/s/Hereward Drummond
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 2(b) of Amendment:

                              BAYERISCHE LANDESBANK GIROZENTRALE
                              CAYMAN ISLANDS BRANCH


                              By:/s/Hereward Drummond
                                 ----------------------------------
                                 Title: Senior Vice President


                              By:/s/Hereward Drummond
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 5 of Amendment:

                              BAYERISCHE LANDESBANK GIROZENTRALE
                              CAYMAN ISLANDS BRANCH


                              By:/s/Hereward Drummond
                                 ----------------------------------
                                 Title: Senior Vice President


                              By:/s/Hereward Drummond
                                 ----------------------------------
                                 Title: Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              CIBC INC.


                              By:/s/Harold Birk
                                 ----------------------------------
                                 Title: Executive Director
                                        CIBC Work Markets Corp. As Agent

                              As to Section 2(b) of Amendment:

                              CIBC INC.


                              By:/s/Harold Birk
                                 ----------------------------------
                                 Title: Executive Director
                                        CIBC Work Markets Corp. As Agent

                              As to Section 5 of Amendment:

                              CIBC INC.


                              By:/s/Harold Birk
                                 ----------------------------------
                                 Title: Executive Director
                                        CIBC Work Markets Corp. As Agent

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              CITICORP USA, INC.


                              By:/s/Walter L. Larsen
                                 ----------------------------------
                                 Title: Managing Director

                              As to Section 2(b) of Amendment:

                              CITICORP USA, INC.


                              By:/s/Walter L. Larsen
                                 ----------------------------------
                                 Title: Managing Director

                              As to Section 5 of Amendment:

                              CITICORP USA, INC.


                              By:/s/Walter L. Larsen
                                 ----------------------------------
                                 Title: Managing Director

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              FUJI BANK, LIMITED


                              By:/s/Fuji Bank, Limited
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              FUJI BANK, LIMITED


                              By:/s/Fuji Bank, Limited
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              FUJI BANK, LIMITED


                              By:/s/Fuji Bank, Limited
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:/s/Karl Kieffer
                                 ----------------------------------
                                 Title: Duly Authorized Signatory

                              As to Section 2(b) of Amendment:

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:/s/Karl Kieffer
                                 ----------------------------------
                                 Title: Duly Authorized Signatory

                              As to Section 5 of Amendment:

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:/s/Karl Kieffer
                                 ----------------------------------
                                 Title: Duly Authorized Signatory

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By:/s/Scott J. Paige
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Section 2(b) of Amendment:

                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By:/s/Scott J. Paige
                                 ----------------------------------
                                 Title: Senior Vice President

                              As to Section 5 of Amendment:

                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By:/s/Scott J. Paige
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              NATIONAL CITY BANK


                              By:/s/Joseph D. Robison
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 2(b) of Amendment:


                              NATIONAL CITY BANK


                              By:/s/Joseph D. Robison
                                 ----------------------------------
                                 Title: Vice President

                              As to Section 5 of Amendment:

                              NATIONAL CITY BANK


                              By:/s/Joseph D. Robison
                                 ----------------------------------
                                 Title: Vice President

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              PNC BANK, NATIONAL ASSOCIATION


                              By:/s/Steffen W. Crowther
                                 ----------------------------------
                                 Title:Vice President

                              As to Section 2(b) of Amendment:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:/s/Steffen W. Crowther
                                 ----------------------------------
                                 Title:Vice President

                              As to Section 5 of Amendment:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:/s/Steffen W. Crowther
                                 ----------------------------------
                                 Title:Vice President


                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE TOKAI BANK, LIMITED
                              NEW YORK BRANCH


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              THE TOKAI BANK, LIMITED
                              NEW YORK BRANCH


                              By:/s/Shinichi Nakatani
                                 ----------------------------------
                                 Title: Assistant General Manager

                              As to Section 5 of Amendment:

                              THE TOKAI BANK, LIMITED
                              NEW YORK BRANCH


                              By:
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              THE TOYO TRUST & BANKING CO., LTD.


                              By:
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              THE TOYO TRUST & BANKING CO., LTD.


                              By:/s/Takeo Nagatani
                                 ----------------------------------
                                 Title: Asistant General Manager
                                        International Department

                              As to Section 5 of Amendment:

                              THE TOYO TRUST & BANKING CO., LTD.


                              By:/s/Takeo Nagatani
                                 ----------------------------------
                                 Title: Asistant General Manager
                                        International Department

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              UNICREDITO ITALIANO


                              By:/s/Unicredito Italiano
                                 ----------------------------------
                                 Title:


                              By:/s/Unicredito Italiano
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              UNICREDITO ITALIANO


                              By:/s/Unicredito Italiano
                                 ----------------------------------
                                 Title:


                              By:/s/Unicredito Italiano
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              UNICREDITO ITALIANO


                              By:/s/Unicredito Italiano
                                 ----------------------------------
                                 Title:


                              By:/s/Unicredito Italiano
                                 ----------------------------------
                                 Title:

                              As to Amendment (other than Section
                              2(b) and Section 5):

                              BANKERS TRUST COMPANY


                              By:/s/Bankers Trust Company
                                 ----------------------------------
                                 Title:

                              As to Section 2(b) of Amendment:

                              BANKERS TRUST COMPANY


                              By:/s/Bankers Trust Company
                                 ----------------------------------
                                 Title:

                              As to Section 5 of Amendment:

                              BANKERS TRUST COMPANY


                              By:/s/Bankers Trust Company
                                 ----------------------------------
                                 Title: